SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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New Age Alpha Funds Trust

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New Age Alpha Funds Trust

NAA Allocation Fund
NAA Large Cap Value Fund
NAA Large Core Fund
NAA Mid Growth Fund
NAA Opportunity Fund
NAA Risk Managed Real Estate Fund
NAA SMid Cap Value Fund
NAA World Equity Income Fund
(the “Funds”)

555 Theodore Fremd Avenue

Suite A-101

Rye, New York 10580

[MAILING DATE], 2026

Dear Shareholders:

The enclosed Proxy Statement contains information about a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between New Age Alpha Funds Trust (the “Trust”), on behalf of the Funds, and New Age Alpha Advisors, LLC (the “Adviser”); and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve a new expense limitation agreement between the Funds and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the current expense limitation agreement. Shareholders will vote on the Proposals at a Special Meeting to be held on November 16, 2026, at 10:00 a.m. ET at the offices of the Trust, 555 Theodore Fremd Ave., Suite A-101, Rye, New York 10580.

The Adviser is the current investment adviser to the Funds under an investment advisory agreement between the Trust and the Adviser (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on or about November 16, 2026, because of a change in control of New Age Alpha LLC, the Adviser’s parent company, that will result in the assignment of the Current Advisory Agreement under federal securities laws (the “Transaction”). The Transaction will have no bearing on the daily operations or management team of the Adviser, which will continue as the Funds’ investment adviser. On September 14, 2026, the Board unanimously approved a New Advisory Agreement and New ELA with the Adviser, subject to shareholder approval. The New Advisory Agreement is identical to the Current Advisory Agreement, including the same management fee rate, except for the commencement and renewal dates. To allow the Adviser to serve as the Funds’ investment adviser without interruption, shareholders are asked to approve the New Advisory Agreement.

Regarding Proposal 2, the Adviser has committed to continue the expense limitation arrangement with the Funds through at least January 31, 2028, but wants the ability to recoup previously waived fees and reimbursed expenses under the current expense limitation agreement between the Trust and the Adviser. The Adviser believes this is appropriate because it will continue as the Funds’ investment adviser following the Transaction. The current expense limitation agreement will automatically terminate upon the assignment of the Current Advisory Agreement. If shareholders approve Proposal 1, but not Proposal 2, then the New Advisory Agreement will take effect along with the New ELA, but the New ELA will not allow for the recoupment of fee waivers or expense reimbursements paid under the prior expense limitation agreement.

The Board, including a majority of the Independent Trustees, voted unanimously to approve the proposals on behalf of the Funds and recommends that you approve them. The Board believes the proposals are in the Funds’ and their shareholders’ best interests.

You may vote before the meeting by mail, online, telephone, or in person at the meeting. It is essential to receive your vote. The Board encourages you to vote before November 16, 2026, by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period, you may receive a telephone call from a representative of the Adviser, any of its affiliates, or our proxy solicitor, EQ Fund Solutions, reminding you to vote your shares.

I appreciate your participation and prompt attention to this matter.

Sincerely,

/s/ Keith D. Kemp

Keith D. Kemp

President

New Age Alpha Funds Trust

IMPORTANT INFORMATION

YOUR VOTE IS IMPORTANT

We encourage you to read the full text of the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q.	What are shareholders being asked to vote on at the upcoming Special Meeting on November 16, 2026 (the “Meeting”)?

A.	At the Meeting, shareholders of each series (the “Funds”) of New Age Alpha Funds Trust (the “Trust”), will be voting on a proposal (“Proposal 1”) to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Funds, and New Age Alpha Advisors, LLC (the “Adviser”); and a proposal (“Proposal 2”, and together with Proposal 1, the “Proposals”) to approve a new expense limitation agreement (the “New ELA”), including the Adviser’s ability to recoup amounts previously waived or reimbursed under the prior expense limitation agreement.

Q.	Why are shareholders being asked to approve the Proposals?

A.

The Adviser is the current investment adviser to the Funds under an investment advisory agreement between the Trust and the Adviser (the “Current Advisory Agreement”). The Current Advisory Agreement is expected to terminate on November 16, 2026, because of a change in control of New Age Alpha LLC, the Adviser’s parent company (the “Transaction”). The Transaction will have no bearing on the daily operations or management team of the Adviser, which will continue as the Funds’ investment adviser. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Transaction will result in a “change in control” of an investment adviser and an “assignment” of the Current Advisory Agreement, causing it to terminate automatically. For the current portfolio management team to continue to provide investment management services to the Funds, the Funds are seeking shareholder approval as required by the 1940 Act.

In addition, the Adviser has agreed to maintain the Funds’ expense limit through January 31, 2028. Under the New ELA, the Adviser seeks to recoup previously waived fees and reimburse expenses paid under the current expense limitation agreement between the Trust and the Adviser. The current expense limitation agreement will also terminate automatically upon the assignment of the Current Advisory Agreement.

Q.	Has the Board approved the Proposals?

A.	At a meeting of the Board held on September 14, 2026, the Board unanimously approved the New Advisory Agreement and New ELA for the Funds, subject to shareholder approval.

Q.	How does the Board recommend that I vote?

A.	The Board believes that the Proposals are in the best interests of the Funds and their shareholders and recommends that you vote FOR them.

Q.	If the Current Advisory Agreement is expected to terminate on November 16, 2026, how will the Funds be managed if shareholders do not approve Proposal 1 on November 16, 2026?

A.	If a quorum of shareholders for the transaction of business on behalf of the Funds has not been reached on or before November 16, 2026, the Transaction’s closing date will be delayed, and the Special Meeting of shareholders will be adjourned until such time as a quorum has been reached and the votes can be counted for the approval of Proposal 1. If a quorum has been reached for the transaction of business, but shareholders do not approve Proposal 1 on November 16, 2026, the Board will consider other alternatives, including re-soliciting shareholders or closing and liquidating the Funds.

Q.	Why is the Board recommending that shareholders approve the New Advisory Agreement?

A.	If shareholders of the Funds do not approve the New Advisory Agreement, the Adviser cannot serve as the Funds’ investment adviser after the termination of the Advisory Agreement, and the Board will have to consider other alternatives for the Funds, including closing and liquidating them. To avoid interruption to the management and operations and additional costs to the Funds seeking alternatives, the Board recommends that shareholders approve Proposal 1.

Q.	How will the approval of the proposals affect the management and operations of the Funds?

A.	Under the New Advisory Agreement, the Funds’ portfolio management team, investment objective, strategies, risks, and fundamental policies will remain unchanged. Accordingly, approval of the proposals is not expected to affect the Funds’ management or operations substantially.

Q.	Will the New Advisory Agreement increase the management fee?

A.	Approving the New Advisory Agreement will not increase the advisory fees that the Funds pay the Adviser. Currently, the NAA Large Core Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion. Each other Fund pays the Adviser a monthly Management Fee computed at the annual rate as a percentage of the average daily net assets of the Fund listed in the table below:

Fund	Management Fee as a Percentage of Average Daily Net Assets
NAA Allocation Fund	0.95%
NAA Large Cap Value Fund	0.65%
NAA Mid Growth Fund	0.75%
NAA Opportunity Fund	0.90%
NAA Risk Managed Real Estate Fund	0.75%
NAA SMid Cap Value Fund	0.75%
NAA World Equity Income Fund	0.70%

The Management Fees currently paid to the Adviser are the same as those under the New Advisory Agreement.

Q.	How will the approval of the proposals affect the Funds’ expenses?

A.	The approval of the New Advisory Agreement will not change the Funds’ expenses. The Adviser has agreed to maintain the current expense limitation agreement with the Funds through January 31, 2028, but wants the ability to recoup previously waived fees and reimbursed expenses under the current expense limitation agreement between the Trust and the Adviser.

Q.	Who is paying the costs of this proxy solicitation?

A.	The Adviser is paying the cost of preparing, printing, and mailing the enclosed Proxy Statement and related proxy materials and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, or in person. The costs associated with soliciting proxies are expected to be approximately $600,000.

Q.	Are there any material differences between the Current and New Advisory Agreements?

A.	No. Regarding the Funds, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates. We have attached the New Advisory Agreement to the proxy statement as Exhibit A. Shareholders are encouraged to read it.

Q.	Are there any material differences between the current expense limitation agreement and the New ELA?

A.	Yes. If shareholders approve, the New ELA will allow the Adviser to recoup any fees and expenses the Adviser waived or reimbursed under the current expense limitation agreement. In other words, the amount that the Adviser could recover under the current expense limitation agreement will carry over to the New ELA. The differences between the current expense limitation agreement and the New ELA are discussed in the proxy statement. We attached the New ELA as Exhibit B to this proxy statement. Shareholders are encouraged to read it.

Q.	How do I vote?

A.

We urge you to vote your shares by submitting your proxy via the Internet, phone, or mail as soon as possible. You may also vote in person at the shareholder meeting. The enclosed proxy card provides specific instructions for these voting options.

To access this Proxy Statement online, visit
https://vote.proxyonline.com/newagealpha/docs/proxy2026.pdf.

Q.	When should I vote?

A.	Please vote as soon as possible. You may submit your vote at any time before the shareholder meeting date. Representatives of the Adviser, its affiliates, and EQ Fund Solutions, a firm authorized by the Adviser to assist in soliciting proxies, may be contacting you to urge you to vote on these important matters.

Q.	If I vote before the Meeting, can I change my vote?

A.	If you vote before the Meeting and later decide to change your vote or attend the Meeting, you may revoke your proxy and vote your shares again by proxy or in person at the Meeting. You may revoke your proxy at any time before the conclusion of the Meeting by (1) submitting a signed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Q.	What will happen if shareholders do not approve the New Advisory Agreement?

A.	If the Funds’ shareholders do not approve the New Advisory Agreement, the Board will consider other options, including re-soliciting the shareholders or closing and liquidating the Funds. The Transaction is not expected to close until shareholders approve the New Advisory Agreement. Conversely, if the Transaction is not completed, the Current Advisory Agreement will not terminate, the Adviser will continue to serve as the Funds’ investment adviser under that agreement, and the New Advisory Agreement will not take effect even if shareholders have approved it.

Q.	What happens if the Transaction is not completed?

A.	The Transaction is subject to a number of conditions, several of which are outside the control of the Adviser and its parent company, and the term sheets governing the Transaction are non-binding in most respects. The definitive agreements have not yet been negotiated or executed. The Transaction may therefore be delayed, or may not be completed at all, whether or not shareholders approve the Proposals. If the Transaction is not completed, there will be no change in control of the Adviser, the Current Advisory Agreement will not terminate, and the Adviser will continue to manage the Funds under the Current Advisory Agreement on its existing terms, including its existing management fee rates. The New Advisory Agreement would not take effect even if shareholders approve it, and the current expense limitation agreement would remain in effect. The Funds will not bear the costs of this proxy solicitation whether or not the Transaction is completed. See “Proposal 1 — Conditions to Completion of the Transaction; the Transaction May Not Be Completed.”

NAA Allocation Fund
NAA Large Cap Value Fund
NAA Large Core Fund
NAA Mid Growth Fund
NAA Opportunity Fund
NAA Risk Managed Real Estate Fund
NAA SMid Cap Value Fund
NAA World Equity Income Fund

(the “Funds”)

555 Theodore Fremd Avenue
Suite A-101
Rye, New York 10580

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 16, 2026

Dear Shareholders:

The Board of Trustees (the “Board”) of New Age Alpha Funds Trust (the “Trust”) has called a special meeting of the Shareholders of the Funds, each a series of the Trust, to be held at the offices of the Trust, 555 Theodore Fremd Ave., Suite A-101, Rye, New York 10580, on November 16, 2026, at 10:00 a.m. ET, for the following purposes:

1.

To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and New Age Alpha Advisors, LLC (the “Adviser”) (the “New Advisory Agreement”). No investment advisory fee increase is proposed.

2.

To approve a new expense limitation agreement between the Funds and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board is soliciting your vote on behalf of the Board and the Funds. The Board has already approved the New Advisory Agreement, subject to shareholder approval. The Board determined that the proposals are in the best interests of the Funds and their shareholders and recommends that you vote FOR them. Shareholders of record at the close of business on September 21, 2026, are entitled to notice of and to vote at the special meeting and any adjournment(s) or postponement(s) thereof.

Please read the enclosed Proxy Statement carefully for information concerning the proposals to be placed before the Meeting or any adjournments or postponements. Additional matters would include only matters not anticipated as of the date of the enclosed Proxy Statement.

You may vote before the meeting by mail, online, telephone, or in person at the meeting. It is essential to receive your vote. The Board encourages you to vote before November 16, 2026, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

On behalf of the Board of Trustees

/s/ Keith D. Kemp

Keith D. Kemp, President

[MAILING DATE], 2026

NAA Allocation Fund
NAA Large Cap Value Fund
NAA Large Core Fund
NAA Mid Growth Fund
NAA Opportunity Fund
NAA Risk Managed Real Estate Fund
NAA SMid Cap Value Fund
NAA World Equity Income Fund
(the “Funds”)

555 Theodore Fremd Avenue
Suite A-101
Rye, New York 10580

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on November 16, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of New Age Alpha Funds Trust (the “Trust”) on behalf of the Funds for use at the special meeting of shareholders (the “Meeting”), to be held at the offices of the Trust, 555 Theodore Fremd Ave., Suite A-101, Rye, New York, 10580, on November 16, 2026, at 10:00 a.m. ET, and at any adjournments thereof. The Notice of the Meeting, Proxy Statement, and accompanying form of proxy will first be mailed to shareholders on or about [MAILING DATE], 2026. Only shareholders of record at the close of business on September 21, 2026 (the “Record Date”), will be entitled to vote at the Meeting.

The Board is soliciting your vote on behalf of the Board and the Funds. The Shareholders of the Funds, as indicated below, are being asked to consider the following proposals:

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and New Age Alpha Advisors, LLC (the “Adviser”), the Fund’s investment adviser (the “New Advisory Agreement”). No investment advisory fee increase is proposed.

2.	To approve a new expense limitation agreement between the Funds and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.

3.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an affirmative vote of the holders of a majority of the outstanding shares of the Funds is required to approve the proposals. As defined in the 1940 Act, a “vote of the holders of a majority of the outstanding voting” shares of the Funds means the vote of (1) 67% or more of the voting shares of the Funds present at the Meeting, if the holders of more than 50% of the outstanding shares of the Funds are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Funds, whichever is less. The Board believes the proposals are in the Funds’ and its shareholders’ best interests and recommends that you vote FOR them.

You may vote before the Meeting by mail, online, by telephone, or in person at the Meeting. It is essential to receive your vote. The Board encourages you to vote before November 16, 2026, either by mail, online, or telephone. Voting is quick and easy. Everything you need to vote is enclosed. Specific instructions for these voting options can be found on the enclosed Proxy Card.

Important Notice Regarding Internet Availability of Proxy Materials

This Proxy Statement is available at
https://vote.proxyonline.com/newagealpha/docs/proxy2026.pdf. The Funds’ annual and semi-annual reports are free, and they can be obtained by calling (866) 829-0541.

PROPOSAL 1: APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER.

Summary of the Proposal

You are receiving this proxy statement because the current investment advisory agreement (the “Current Advisory Agreement”) between the Trust, on behalf of the Funds, and the Adviser is expected to terminate due to the transaction described below. For the Adviser to provide investment management services to the Funds, you are asked to approve a new investment advisory agreement between the Trust and the Adviser (the “New Advisory Agreement”). Approval of the New Advisory Agreement will not increase the management fees the Funds and their shareholders pay. Regarding the Funds, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates. The effective date of the New Advisory Agreement will be the date that the Funds’ shareholders approve it. The New Advisory Agreement will become effective only if the Transaction is completed. If the Transaction is not completed, the Current Advisory Agreement will not terminate and the Adviser will continue to serve as the Funds’ investment adviser under the Current Advisory Agreement.

Shareholder approval of the New Advisory Agreement is being requested in connection with a change in the Adviser’s ownership. The Current Advisory Agreement is expected to terminate on or about November 16, 2026, because of a change in control of New Age Alpha LLC, the Adviser’s parent company, resulting in a change in control of the Adviser and the assignment of the Current Advisory Agreement under federal securities laws (the “Transaction”). According to New Age Alpha LLC, the Transaction is expected to involve a new capital contribution to New Age Alpha LLC from Quadro Capital, a Gulf Cooperation Council-based family office (“Quadro”), or an affiliate of Quadro, together with additional co-investment from certain of New Age Alpha LLC’s existing owners, the proceeds of which are expected to be used principally to purchase the entire equity interest of New Age Alpha LLC’s current majority shareholder, VZB-ABB LLC (“VZB”). The Adviser does not expect Quadro to become a controlling person of New Age Alpha LLC or the Adviser as a result of this investment. The Transaction is the subject of two term sheets that are non-binding in most respects, and it remains subject to the negotiation and execution of definitive agreements and to the satisfaction or waiver of a number of conditions. There can be no assurance that the Transaction will be completed. See “Conditions to Completion of the Transaction; the Transaction May Not Be Completed” below.

Under the 1940 Act, a party owning, directly or indirectly, more than 25% of the voting securities of an investment company is presumed to control the company, and any transaction that results in a party acquiring more than a 25% interest is presumed to be a change in control of the investment adviser. The 1940 Act further provides that a transaction that results in a “change in control” of an investment adviser causes any investment advisory agreement between the investment adviser and a registered investment company to terminate automatically. The Board determined that the Transaction would result in a change of control of the Adviser. As a result, the Current Advisory Agreement is expected to terminate on or about November 16, 2026, the expected closing date of the transaction (the “Closing Date”). The Funds’ portfolio management team, investment objective, strategies, risks, and fundamental policies will remain unchanged. Accordingly, approval of the proposal is not expected to affect the management or operations of the Funds substantially. The Current Advisory Agreement will terminate only if the Transaction is completed. In advising the Board that Quadro is not expected to become a controlling person of New Age Alpha, LLC or the Adviser, the Adviser noted that Quadro’s interest will represent less than 25% of New Age Alpha, LLC on a fully diluted basis, below the level at which control is presumed under the 1940 Act; that the board seat to be held by Quadro carries no power to direct the daily management or policies of New Age Alpha, LLC; and that Quadro’s consent rights are limited to specified extraordinary corporate actions.

In anticipation of the Transaction, the Board, including the Trustees who are not “interested persons” as that term is defined in the 1940 Act (“Independent Trustees”), approved the New Advisory Agreement on September 14, 2026, subject to shareholder approval. The New Advisory Agreement is materially identical to the Current Advisory Agreement, including the same management fee rate, except for the commencement and renewal dates. The Board determined that the New Advisory Agreement was in the best interest of the Funds and their shareholders because it would allow the current portfolio managers to continue providing services to the Funds with no fee increase. The Board now recommends that the shareholders of the Funds also approve the New Advisory Agreement. The Board also considered that it would comply with Section 15(f) of the 1940 Act, which is discussed in further detail below, and that no “unfair burden” would be imposed on the Funds because of the Transaction.

The change of control will not result in any personnel change in the management and investment teams serving the Funds. The Funds’ investment objective, strategies, risks, and fundamental policies will remain the same. Accordingly, the approval of the Proposal is not expected to affect the Funds’ management or operations.

If the Funds’ shareholders do not approve the New Advisory Agreement, the Board will consider other options, including re-soliciting the shareholders. The Transaction is expected to close on the same date that shareholders approve the New Advisory Agreement. If the Funds’ shareholders do not approve the New Advisory Agreement, including after further solicitation of shareholders, the Board will consider further actions, including liquidating the Funds.

Conditions to Completion of the Transaction; the Transaction May Not Be Completed

The Transaction is the subject of two term sheets executed in September 2026 by the various parties and their affiliated entities. Except for a limited number of provisions, the term sheets are non-binding and do not obligate any party to complete the Transaction. The definitive transaction and financing agreements that would govern the Transaction have not yet been negotiated or executed, and no party is obligated to complete the Transaction unless and until those agreements have been negotiated, executed and delivered, and the conditions described below have been satisfied or waived.

Completion of the Transaction is subject to conditions that include, among others:

●	the negotiation, execution, and delivery of definitive transaction and financing documentation in form and substance satisfactory to the parties;

●	approval of the Transaction by each party’s board or competent committee;

●	delivery by an independent valuation firm of a valuation and a fairness opinion;

●	completion of know-your-customer, anti-money laundering, sanctions, beneficial ownership, and source-of-funds review of Quadro, each relevant funding source, and each beneficial owner;

●	receipt of the approvals of the Board and of the Funds’ shareholders and of all other required regulatory, governmental, and third-party approvals; and

●	the absence of any event that would reasonably be expected materially to impair New Age Alpha LLC or to prevent the Transaction.

A number of the conditions described above are for the sole benefit of VZB and may be waived only by VZB in writing. VZB may also terminate the parties’ obligation to negotiate the definitive documentation following a material adverse development, an unsatisfactory due diligence result, or the failure of a condition stated for its benefit, and that obligation terminates in any event on December 31, 2026, unless the parties agree in writing to extend it. Accordingly, although the Transaction is currently expected to close on or about November 16, 2026, the closing may occur later than that date or may not occur at all. Neither the Board nor the Trust is a party to the term sheets, and neither controls whether or when the Transaction is completed.

If the Transaction is not completed, there will be no change in control of the Adviser and no assignment of the Current Advisory Agreement. In that event, the Current Advisory Agreement will not terminate and the Adviser will continue to serve as investment adviser to the Funds under the Current Advisory Agreement in accordance with its terms, including its existing management fee rates; the New Advisory Agreement will not become effective, whether or not shareholders have approved it; and the New ELA will not become effective, with the current expense limitation agreement remaining in effect in accordance with its terms. The Adviser has agreed to bear the costs of this proxy solicitation and the fees of the valuation firm, whether or not the Transaction is completed, and the Funds will not bear those costs in any event. The Board will continue to oversee the Funds and the Adviser and will consider any subsequent transaction that may be proposed.

The New Advisory Agreement

At a meeting on September 14, 2026 (the “Board Meeting”), the Board, including the Independent Trustees, unanimously approved the New Advisory Agreement. Regarding the Funds, the New Advisory Agreement is identical in all material respects to the Current Advisory Agreement except for the commencement and renewal dates.

Current Advisory Agreement. Under the terms of the Current Advisory Agreement, the NAA Large Core Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion. Each other Fund pays the Adviser a monthly Management Fee computed at the annual rate as a percentage of the average daily net assets of the Fund listed in the table below:

Fund	Management Fee as a Percentage of Average Daily Net Assets
NAA Allocation Fund	0.95%
NAA Large Cap Value Fund	0.65%
NAA Mid Growth Fund	0.75%
NAA Opportunity Fund	0.90%
NAA Risk Managed Real Estate Fund	0.75%
NAA SMid Cap Value Fund	0.75%
NAA World Equity Income Fund	0.70%

The Current Advisory Agreement was effective on October 26, 2024 (November 9, 2024 for the NAA World Equity Income Fund) following the reorganization of certain series of Guggenheim Funds Trust and Transparent Value Trust to the Funds. As the investment adviser to the Funds, subject to the Board’s supervision, the Adviser continuously reviews, supervises, and administers the Funds’ investment program. The Adviser also ensures compliance with the Fund’s investment policies and guidelines. The Board last approved the Current Advisory Agreement on May 28, 2026. During the fiscal period October 26, 2024 (November 9, 2024 for the NAA World Equity Income Fund), the commencement date of the Current Advisory Agreement, through September 30, 2025, the Funds paid the Adviser aggregate advisory fees as outlined in the table below.

Fund	Advisory Fee Earned	Advisory Fees Waived	Net Advisory Fee Paid
NAA Allocation Fund	$1,682,121	$111,524	$1,570,597
NAA Large Cap Value Fund	$411,432	$103,906	$307,526
NAA Large Core Fund	$1,734,383	$0	$1,734,383
NAA Mid Growth Fund	$522,062	$0	$522,062
NAA Opportunity Fund	$305,069	$0	$305,069
NAA Risk Managed Real Estate Fund	$1,633,149	$149,622	$1,483,527
NAA SMid Cap Value Fund	$2,188,656	$179,273	$2,009,383
NAA World Equity Income Fund	$291,005	$117,779	$173,226

New Advisory Agreement. Under the terms of the New Advisory Agreement, the NAA Large Core Fund pays the Adviser a monthly investment advisory fee (“Management Fee”) computed at the annual rate of 0.75% of the average daily net assets of the Fund up to $500 million, 0.725% of the average daily net assets of the Fund over $500 million up to $1 billion, 0.70% of the average daily net assets of the Fund over $1 billion up to $1.5 billion, 0.65% of average daily net assets of the Fund over $1.5 billion up to $2 billion, 0.60% of the average daily net assets of the Fund over $2 billion up to $2.5 billion, 0.55% of the average daily net assets of the Fund over $2.5 billion up to $3 billion, and 0.50% of the average daily net assets of the Fund over $3 billion. Each other Fund pays the Adviser a monthly Management Fee computed at the annual rate as a percentage of the average daily net assets of the Fund listed in the table below. Schedule A to the New Advisory Agreement also includes the NAA Allocation ETF, into which the NAA Allocation Fund is expected to convert on or about December 4, 2026 pursuant to the reorganization the Board approved on September 1, 2026, at an annual rate of 0.95% of average daily net assets.

Fund	Management Fee as a Percentage of Average Daily Net Assets
NAA Allocation Fund	0.95%
NAA Large Cap Value Fund	0.65%
NAA Mid Growth Fund	0.75%
NAA Opportunity Fund	0.90%
NAA Risk Managed Real Estate Fund	0.75%
NAA SMid Cap Value Fund	0.75%
NAA World Equity Income Fund	0.70%

The New Advisory Agreement has an initial term of two years. It renews yearly after that, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the Funds’ outstanding shares. Like the Current Advisory, the New Advisory Agreement

●	will automatically terminate on assignment and is terminable upon notice by the Funds.

●	can be terminated on at least 60 days’ notice to the Funds.

●	can be amended by the parties to it (which include the Adviser and the Trust), provided that the amendment is approved by the vote of a majority of the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Funds.

The New Advisory Agreement provides that the Adviser will not be subject to any liability concerning the performance of its services thereunder without willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties. The New Advisory Agreement is attached as Exhibit A; you should read it because the description in this Proxy Statement of the New Advisory Agreement is only a summary.

If approved by shareholders, the effective date of the New Advisory Agreement will be the day after the Closing Date, which is expected to be November 16, 2026, or the date on which shareholders approve the New Advisory Agreement, if such approval occurs after November 16, 2026. If shareholders do not approve the New Advisory Agreement, the Board will consider other options, including closing and liquidating the Funds. If the Transaction is not completed, the New Advisory Agreement will not become effective and the Adviser will continue to serve the Funds under the Current Advisory Agreement.

Information Concerning the Adviser

The Adviser is organized as a Delaware limited liability company and became a registered investment adviser with the Securities and Exchange Commission (the “SEC”) on June 14, 2019. The Adviser’s principal place of business is 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580. The names, titles, addresses, and principal occupation of the principal executive officers and directors of the Adviser are set forth below.

Name and Address*:	Title and Principal Occupation:
Armen Arus	Manager and Chief Executive Officer
Julian Koski	Manager and Chief Investment Officer
Keith D. Kemp	Senior Managing Director – Fund and Products Operations
Michael Semack	Chief Compliance Officer, General Counsel, and Senior Managing Director

*     The address for each officer is 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580.

The Adviser is a wholly-owned subsidiary of New Age Alpha LLC. The following table sets forth the name and address of each person who beneficially owns 10% or more of the outstanding voting securities of New Age Alpha LLC as of the date of this Proxy Statement (pre-Transaction) and following the closing of the Transaction.

Pre-Transaction		Post-Transaction
Name	Address	Name	Address
VZB	Klaus-Groth-Str. 3 14050 Berlin Germany	Six A, LLC (controlled by Armen Arus)	555 Theodore Fremd Ave, Suite A-101, Rye, NY 10580
Six A, LLC (controlled by Armen Arus)	555 Theodore Fremd Ave, Suite A-101, Rye, NY 10580	Jalt Investments, LLC (controlled by Julian Koski)	555 Theodore Fremd Ave, Suite A-101, Rye, NY 10580
Jalt Investments, LLC (controlled by Julian Koski)	555 Theodore Fremd Ave, Suite A-101, Rye, NY 10580	Quadro	DMCC Business Centre, 3029, Dubai, UAE

Evaluation by the Board of Trustees

At the Board Meeting, the Board approved the New Advisory Agreement after considering various factors and reviewing written materials provided by the Adviser. The Board’s deliberations and the information on which its conclusions were based are summarized below.

Because the New Advisory Agreement was presented for approval in connection with the Transaction, the Board’s review extended beyond the factors it considers in connection with an annual continuance. The Board reviewed the structure and terms of the Transaction, including the term sheets and the conditions to closing described above under “Conditions to Completion of the Transaction; the Transaction May Not Be Completed,” and discussed with management the status of those conditions and the likelihood that each would be satisfied. The Board received and considered a memorandum from the Adviser concerning the background, experience, and financial capacity of Quadro, together with the Adviser’s report that it had conducted anti-money laundering and sanctions screening on Quadro and its affiliates. The Board also received the Adviser’s confirmation that no change in the Adviser’s personnel, investment process, portfolio management, compliance program, valuation designee function, or service providers is contemplated in connection with the Transaction.

The Board reviewed the Adviser’s audited financial statements for 2024 and 2025, its unaudited financial statements for the six months ended June 30, 2026, and pro forma financial information for the Adviser and for New Age Alpha, LLC prepared through December 31, 2028, corresponding to the initial two-year term of the New Advisory Agreement. That information reflects the retirement of the VZB notes and preferred units, the capital contribution from Quadro, transaction expenses, the remaining installment obligations to Guggenheim Partners and its affiliates arising from the 2024 reorganization, and amounts due to members and related parties. The Adviser agreed to provide the Board with an updated balance sheet following the closing. The Board also reviewed the credit support arrangements and indemnification agreements contemplated at closing.

Trust Counsel reviewed a memorandum with the Board that summarized, among other things, the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement. He also discussed with the Trustees the types of information and factors that they should consider to make an informed decision regarding the approval of the New Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect those economies of scale for the benefit of the Funds’ investors; and (v) the Adviser’s practices regarding possible conflicts of interest (collectively, the “Material Factors”).

In assessing these factors and reaching its decisions, the Board considered information furnished by the Adviser at the Board Meeting and information provided by the Adviser throughout the year at Board meetings, including at the May Board meeting during the Adviser’s last 15(c) renewal.  The Board requested and was provided with information and reports relevant to the approval of the New Advisory Agreement, including: (i) reports regarding the services and support provided to the Funds and their shareholders by the Adviser; (ii) quarterly assessments of the investment performance of the Funds from the portfolio management team; (iii) periodic commentary on the Funds’ performance; (iv) presentations about the Adviser’s investment philosophy, investment strategy, personnel, and operations; (v) compliance and audit reports concerning the Funds and the Adviser; (vi) disclosure information contained in the registration statement of the Trust; and (vii) a memorandum from Trust Counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the New Advisory Agreement, including the Material Factors set forth above.

The Board also requested and received various informational materials including, without limitation: (i) documents about the Adviser, including its financial condition, a description of personnel and the services provided to the Funds, information on investment advice, performance, summaries of the Funds’ expenses, compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Funds; and (iii) the benefits to be realized by the Adviser from its relationship with the Funds.  In addition, the Board had an extensive discussion with the Adviser regarding the matters discussed below. The comparative expense and performance information considered by the Board was prepared by Fuse and previously presented to the Board during its consideration of the annual renewal of the current Investment Advisory Agreement.

The Board did not identify any particular information that was most relevant to its consideration of approving the New Advisory Agreement, and each Trustee may have afforded different weight to the various factors. In deciding whether to approve the New Advisory Agreement, the Trustees considered numerous factors, including:

(1)	The nature, extent, and quality of the services provided by the Adviser.

The Board considered the Adviser’s experience and knowledge in managing investment companies, including the professional experience and qualifications of its senior personnel. In evaluating the quality of services provided by the Adviser, the Board considered the services provided by the Adviser to the Funds, the Adviser’s operations and compliance policies and procedures, efforts to promote the Funds and assist in their distribution, key personnel and support staff, and management of the Funds’ daily operations. The Board also considered the Adviser’s financial condition, resources, and potential conflicts of interest. The Board, including the Independent Trustees, concluded that it was satisfied with the nature, extent, and quality of the Adviser’s proposed services to the Funds under the New Advisory Agreement.

(2)	The costs of the services provided, and profits realized, by the Adviser from the relationship with the Funds.

The Board considered the Adviser’s financial condition, its profitability, and the direct and indirect benefits derived by the Adviser through its relationship with the Funds. The Board considered the financial information provided by the Adviser, including its profit margin for managing the Funds and the New ELA. The Board also considered whether the Adviser has the financial wherewithal to continue providing services to the Funds, noting the Adviser’s ongoing commitment under the New ELA. The Board noted that the Adviser benefits from its association with the Funds. The Board compared each Fund’s advisory fee and overall expense ratio to its respective peer group and the fees charged to the Adviser’s other client separate accounts. The Board noted that the Adviser had reported no changes to the fund-level profitability analysis it provided to the Board on May 11, 2026, other than as reflected in the Adviser’s responses to the Board’s request for information under Section 15(c). In considering whether the Adviser has the financial wherewithal to continue providing services to the Funds, the Board considered the pro forma financial information described above, management’s confirmation that the Adviser may use its own resources or obtain additional financing to the extent revenues are insufficient, and the credit support arrangements and indemnification agreements contemplated at closing. The Board also noted its expectation of continued reporting from the Adviser on its financial condition.

In comparing fees and expense ratios between the Funds and other comparable funds presented in the materials, the Board considered differences in the types of funds being compared, the style of investment management, the size of the funds, and the nature of the investment strategies. The Board considered its discussion with the Adviser regarding the New ELA, the Adviser’s efforts to grow Fund assets, and the Adviser’s past fee reductions and expense reimbursements for the Funds. The Board further considered the Adviser’s willingness to continue expense limitation under the New ELA, which immediately benefits the Funds’ shareholders.

The Board also compared the fees paid by the Funds with those paid by other clients of the Adviser and considered the similarities and differences in the services received by such other clients and by the Funds. The Board noted that the Adviser manages separate accounts only using a large core strategy, similar to that of the NAA Large Core Fund. In considering the fees charged by the Adviser to any comparable separate accounts, the Board also considered, among other things, management’s discussion of the different investment restrictions or policies that may be involved in managing accounts of different types, and that mutual funds generally involve more compliance and regulatory filings than separate accounts. The Board further considered the investment strategy and style used by the Adviser in managing the Funds. Following these comparisons and considerations, and upon further discussion of the preceding, the Board determined that the Funds’ advisory fees and net expense ratios were within a reasonable range and concluded that the advisory fees to be paid to the Adviser by the Funds are fair and reasonable.

The Board then reviewed the information provided by the Adviser regarding its profitability, in exchange for the level of services it provides to the Funds and the entrepreneurial risk it assumes in managing the Funds. Based upon its review, the Board, including the Independent Trustees, concluded that the Adviser’s compensation and profitability from its relationship with the Funds are reasonable and not excessive.

(3)	Investment performance of the Funds and the Adviser.

The Board compared each Fund’s performance with its benchmark index and peer group for the period ended December 31, 2025. The Board also considered the consistency of the Adviser’s management with each Fund’s investment objective and policies. The Board noted that, for the period ended December 31, 2025, the NAA Large Core Fund underperformed its benchmark and outperformed its peer group average, the NAA Large Cap Value Fund outperformed its benchmark and underperformed its peer group average, the NAA Mid Growth Fund underperformed its benchmark and its peer group average, the NAA SMid Cap Value Fund underperformed its benchmark and outperformed its peer group average, the NAA World Equity Income Fund outperformed its benchmark and underperformed its peer group average, the NAA Allocation Fund outperformed its benchmark and underperformed its peer group average, the NAA

Risk Managed Real Estate Fund underperformed its benchmark and outperformed its peer group average, the NAA Opportunity Fund underperformed its benchmark and its peer group average. Following a discussion of each Fund’s investment performance, the Adviser’s experience in managing each strategy, and other factors, the Board concluded that the Funds’ investment performance was satisfactory. The performance information considered by the Board covered the one-, three-, and five-year and since-inception periods ended December 31, 2025. The Board also considered the quarterly assessments of Fund performance that it receives from the portfolio management team during the year.

(4)	The extent to which economies of scale would be realized if the Funds grow and whether advisory fee levels reflect these economies of scale for the benefit of the Funds’ investors.

The Board considered the potential growth of the Funds. The Board noted that the advisory fee would decrease as asset levels increased for the NAA Large Core Fund and that, under the New ELA, the Adviser was obligated to pay some of each Fund’s operating expenses, thereby limiting the overall fees and expenses paid by the Funds at lower asset levels. The Board also noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. Based on these considerations, the Board, including the Independent Trustees, concluded that the advisory fee structure, together with the expense limitation arrangements under the New ELA, appropriately reflects economies of scale at the Funds’ current asset levels.

(5)	Possible conflicts of interest and benefits derived by the Adviser.

The Board noted that the terms of the New Advisory Agreement were substantially identical to the Current Advisory Agreement and consistent with industry standards. The Board further noted that the Adviser managed separate accounts in a large core strategy, as described above, and did not otherwise manage products or accounts that would compete with the Funds, and that most of its operations would focus on managing the Funds. The Board determined that the compensation payable under the New Advisory Agreement was fair and reasonable and reflected an arm’s-length negotiation considering all the surrounding circumstances. The Board considered whether the management of those separate accounts alongside the Funds presents a conflict of interest, and considered the Adviser’s policies governing the allocation of investment opportunities and the sequencing of trades among client accounts.

Regarding the Adviser’s potential conflicts of interest, the Board considered (i) the experience and ability of the advisory and compliance personnel assigned to the Funds; and (ii) the substance and administration of the Adviser’s code of ethics and other relevant policies described in its compliance manual and Form ADV. The Board, including the Independent Trustees, determined that the Adviser’s compliance policies and operational controls were reasonably designed to eliminate or mitigate these conflicts of interest.

In considering the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the numerous factors. The Board reached the following conclusions regarding the New Advisory Agreement, among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the New Advisory Agreement; (b) the Adviser maintains an appropriate compliance program; and (c) each Fund’s advisory fee is reasonable considering the Adviser’s proposed services. Based on their conclusions, the Board, including the Independent Trustees, determined that approval of the New Advisory Agreement is in the best interests of each Fund and its shareholders.

Legal Analysis

Section 15(f) provides that, when a change in the control of an investment adviser results in an assignment of the investment advisory agreement, the investment adviser and any of its affiliated persons may receive any amount or benefit in connection therewith if the following two conditions are satisfied:

(i)	For three years immediately following the transaction, at least 75% of an investment company’s board of directors must not be “interested persons” of the investment adviser or the predecessor investment adviser within the meaning of the 1940 Act. Currently, 75% of the Trustees are not interested persons, as defined by the 1940 Act, of the Adviser, and the Trust intends to maintain this composition for at least three years from the date of the Transaction; the Adviser has confirmed to the Board that it will not seek any change to the composition of the Board that would cause fewer than 75% of the Trustees to be Independent Trustees during that three-year period.

(ii)	(ii) No “unfair burden” may be imposed on the investment company because of the transaction, or any express or implied terms, conditions, or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement during the two years after the date on which such transaction occurs whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company).

The Adviser and its affiliated persons will not receive any compensation from the investment company under the Transaction except for bona fide investment advisory or other services. In connection with Proposal 2, shareholders are being asked to approve the Adviser’s ability to recoup fees previously waived by the Adviser under the current expense limitation agreement. The Board has determined that this recoupment provision is consistent with Section 15(f) for the following reasons: The Adviser has also confirmed that all costs of the Transaction, including the proxy solicitation, the valuation and fairness opinion, and all fund, regulatory and third-party approval costs, will be borne by New Age Alpha, LLC and not by the Funds or their shareholders, whether or not the closing occurs.

●	Compensation for Bona Fide Investment Advisory Services: The fees subject to recoupment represent compensation for bona fide investment advisory services previously provided to the Funds. Under the current Expense Limitation Agreement, the Adviser contractually earned these advisory fees when providing investment management services but voluntarily waived collection to maintain the Funds’ expense limitation at the agreed upon levels. The same portfolio management team and operational staff who provided these historical services will continue providing identical services to the Funds under the New Advisory Agreement.

●	Service Continuity and Personnel Transfer: the Adviser’s investment advisory personnel, including portfolio managers, analysts, and operational staff, will continue with the Adviser following the Transaction. This ensures continuity in the provision of investment advisory services to the Funds. The recoupment right reflects compensation for advisory services provided by the same individuals who will continue serving the Funds under the Adviser’s management.

●	Continued Expense Protection: the Adviser has agreed to maintain the same expense limitation that was in place when the fees were initially waived. Any recoupment can only occur if Fund expenses remain below this limitation, ensuring shareholders maintain the same expense protection they received when the fees were waived initially.

The Board, including the Independent Trustees, determined that the recoupment provision does not impose an unfair burden on the Funds because: (1) it maintains the same expense limitation protection for shareholders; (2) it represents collection of fees earned for advisory services provided by personnel who continue serving the Funds; and (3) it is subject to the same regulatory protections and Board oversight that applied under the current arrangement with the Adviser.

As an additional safeguard, the Board is seeking explicit shareholder approval of the recoupment provision through Proposal 2. This allows shareholders to approve the New Advisory Agreement (Proposal 1) while separately considering whether to permit the recoupment arrangement. As a result, shareholders can approve Proposal 1 and reject Proposal 2, without impacting the continuity of services to the Funds.

PROPOSAL 2: APPROVAL OF A NEW EXPENSE LIMITATION AGREEMENT BETWEEN THE TRUST AND THE ADVISER, INCLUDING THE ADVISER’S ABILITY TO RECOUP AMOUNTS THAT THE ADVISER PREVIOUSLY WAIVED OR REIMBURSED UNDER THE CURRENT EXPENSE LIMITATION AGREEMENT.

Summary of the Proposal

Also at the Board Meeting, the Board, including the Independent Trustees, approved a new expense limitation agreement (the “New ELA”) between the Trust, on behalf of the Funds, and the Adviser. The New ELA will replace the current expense limitation agreement (the “Current ELA”), which will terminate upon the assignment of the Current Advisory Agreement. Under the New ELA, the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, acquired fund fees and expenses, brokerage commissions, taxes, borrowing costs such as interest dividend expenses on short sales, acquired fund fees and expenses, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) to not more than the percentage of the average daily net assets for each Fund set forth in the table below through at least January 31, 2028.

Fund and Share Class	Expense Limitation as a Percentage of Average Daily Net Assets
NAA Allocation Fund
Class A	1.45%
Class C	2.05%
Institutional Class	1.05%
Class P	1.30%
NAA Large Cap Value Fund
Class A	1.10%
Class C	1.85%
Institutional Class	0.85%
NAA Large Core Fund
Class A	1.40%
Class C	2.15%
Institutional Class	1.15%
NAA Mid Growth Fund
Class A	1.60%
Class C	2.35%
Institutional Class	1.35%
NAA Opportunity Fund
Class A	1.71%
Class C	2.46%
Institutional Class	1.41%
NAA Risk Managed Real Estate Fund
Class A	1.24%
Class C	1.94%
Institutional Class	0.92%
NAA SMid Cap Value Fund
Class A	1.15%
Class C	2.00%
Institutional Class	0.92%
NAA World Equity Income Fund
Class A	1.17%
Class C	1.92%
Institutional Class	0.92%

Subject to approval by the Funds’ Board, any waiver or reimbursement under the New ELA is subject to repayment by the Funds within three years from the date when such waiver or reimbursement occurred, if the Funds can make the payment without exceeding the expense limitation in place at the time of the waiver or reimbursement. The New ELA cannot be terminated before January 31, 2028, without the Board’s approval.

Additionally, the Adviser is asking shareholders to allow it to recoup amounts that were waived or reimbursed by the Adviser before the Transaction under the Current ELA between the Trust and the Adviser. Generally, the recoupment provision would allow the Adviser to recover amounts that it waived or reimbursed if the Fund’s net expenses are below the expense limit set out in the ELA. The Adviser could not recover any amounts that would increase the Fund’s expenses beyond those limits. The recoverable amounts expire three years after the fee waiver or expense reimbursement. If shareholders do not approve the recoupment provision, then any amounts waived or reimbursed before the date that the New ELA is approved by shareholders would expire.

Shareholders should note that if they approve the recoupment provision and the Adviser recovers the previously waived or reimbursed amounts, then net expenses of the Funds would be higher during the recoupment period. But the total net expenses would not rise above the expense limit in the New ELA and the shareholders would be in the same position that they would have been in under the prior expense limitation agreement with the Adviser.

A description of the differences between the prior expense limitation agreement and the New ELA is included below. The New ELA is attached hereto as Exhibit B, and the Current ELA is attached as Exhibits C-1 and C-2. The effective date of the New ELA is expected to be the date that shareholders approve it.

Legal Analysis

Under the 1940 Act, a new expense limitation agreement does not require shareholder approval. Instead, the agreement must be approved by the Board only. The Board approved the New ELA and the Adviser’s ability to recoup previously waived fees and reimbursed expenses, so long as shareholders approve the New ELA and the recoup carryover. If shareholders do not approve the New ELA or the carryover, then the Adviser and the Trust will enter into a new expense limitation agreement that does not include the carryover.

Generally, the ability to recoup previously waived fees or reimbursed expenses expires upon the termination of an expense limitation agreement. In this case, the Adviser has agreed to maintain this arrangement, but is requesting that shareholders grant the Adviser the right to recover the waived fees and reimbursed expenses of the Adviser. The following table sets forth the amounts recoverable under such arrangements as of March 31, 2026.

Fund	Recoverable Reimbursement and Expiration Dates
	2026	2027	2028
NAA Allocation Fund	$0	$0	$111,524
NAA Large Cap Value Fund	$0	$0	$103,906
NAA Risk Managed Real Estate Fund	$0	$0	$149,622
NAA SMid Cap Value Fund	$0	$0	$179,273
NAA World Equity Income Fund	$0	$0	$117,779

*	Previously waived fees or reimbursed expenses expire three years from the date when such waiver or reimbursement occurred. The NAA Allocation Fund is expected to convert into the NAA Allocation ETF on or about December 4, 2026. The expense limitation agreement entered into in connection with that conversion provides that no amounts waived or reimbursed for the NAA Allocation ETF or its predecessor may be recouped. Amounts shown above for the NAA Allocation Fund will therefore not be subject to recoupment following that conversion.

The Adviser believes that allowing it to carry over these amounts is fair and equitable, given that the Adviser continues as the Funds’ investment adviser following the Transaction. The Board considered the matter at the Board Meeting and determined that the request should be submitted to shareholders for their consideration.

Information on the New ELA

Under the Current ELA, the Adviser contractually agreed to reduce its advisory fees and reimburse expenses to the extent necessary to keep net operating expenses (exclusive of interest, distribution fees under Rule 12b-1 Plans, acquired fund fees and expenses, brokerage commissions, taxes, borrowing costs such as interest dividend expenses on short sales, acquired fund fees and expenses, other expenditures that are capitalized following generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the fund’s business) from exceeding the percentage of the average daily net assets of each Fund set forth in the table below through January 31, 2027.

Fund and Share Class	Expense Limitation as a Percentage of Average Daily Net Assets
NAA Allocation Fund
Class A	1.45%
Class C	2.05%
Institutional Class	1.05%
Class P	1.30%
NAA Large Cap Value Fund
Class A	1.10%
Class C	1.85%
Institutional Class	0.85%
NAA Large Core Fund
Class A	1.40%
Class C	2.15%
Institutional Class	1.15%

Fund and Share Class	Expense Limitation as a Percentage of Average Daily Net Assets
NAA Mid Growth Fund
Class A	1.60%
Class C	2.35%
Institutional Class	1.35%
NAA Opportunity Fund
Class A	1.71%
Class C	2.46%
Institutional Class	1.41%
NAA Risk Managed Real Estate Fund
Class A	1.24%
Class C	1.94%
Institutional Class	0.92%
NAA SMid Cap Value Fund
Class A	1.15%
Class C	2.00%
Institutional Class	0.92%
NAA World Equity Income Fund
Class A	1.17%
Class C	1.92%
Institutional Class	0.92%

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Funds within three years following the date such waiver or reimbursement was made, provided that the Funds can make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped. The Adviser has agreed to maintain this arrangement, but is requesting that shareholders grant the Adviser the right to recoup the waived fees and reimbursed expenses of the Adviser under the prior expense limitation agreement.

Comparison of the Prior Expense Limitation Agreement and the New ELA

At the Board Meeting, the Board, including all the Independent Trustees, unanimously approved the New ELA. While the New ELA does not require shareholder approval, the ability to recoup fee waivers and expense reimbursement made under the Current ELA is subject to shareholder approval. A general discussion of the differences between the New ELA and the Current ELA is described below. Additionally, below is a summary of certain material terms of the New ELA. The New ELA is attached as Exhibit B. The Current ELA is attached as Exhibits C-1 and C-2.

The only difference between the New ELA and the Current ELA is that the New ELA will allow the Adviser to recoup any fees that were waived or expenses that the Adviser reimbursed under the Current ELA. In other words, the amounts that the Adviser could have recovered under the Current ELA will carry over to the New ELA.

Under the terms of the New ELA, the Adviser has agreed to limit Fund Operating Expenses to the amounts set forth above for each Fund. The Adviser has contractually agreed to maintain these expense limits through January 31, 2028. The New ELA will continue annually unless terminated by either party within 90 days of the termination date.

The effective date of the New ELA is expected to be the date that it is approved by shareholders. If shareholders do not approve the New ELA, the Adviser and the Trust will enter into a new expense limitation agreement that does not include the carryover. If shareholders do not approve the New Advisory Agreement in Proposal 1, then the New ELA will terminate along with the Advisory Agreement. If the Transaction is not completed, the New ELA will not become effective and the current expense limitation agreement will remain in effect in accordance with its terms.

PROPOSAL 3: TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no intention of bringing any other matter before the Meeting other than the matters described herein or in connection with or to effect the same.  Neither the proxy holders nor the Board is aware of any matters other than those presented.  If any other business properly comes before the Meeting, the proxy holders intend to vote thereon per their best judgment.

The Trust’s Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote “for” proposals 1 and 2.

OPERATION OF THE FUNDS

The Funds are each a diversified series of the Trust, an open-end management investment company organized as a Delaware statutory trust on February 20, 2024. The Board supervises the Funds’ business activities and the other Trust series. Like other mutual funds, the Trust retains various organizations to perform specialized services. As described above, the Trust retains the Adviser as an investment adviser to the Funds. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds’ administrator, transfer agent, and accounting agent. Brown Brothers Harriman & Co., located at 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Funds’ assets. Ultimus Fund Distributors, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the principal underwriter and national distributor for the Funds’ shares. No changes are being made to the service providers because of this Meeting.

THE PROXY

The Board is soliciting your vote on behalf of the Funds so each shareholder can vote on the proposals at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted on at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy for the Funds will be voted to approve the proposals. If no specification is made, the shares represented by a duly executed proxy will be voted at the discretion of the proxy holders on any other matter that may come before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, the following shares of beneficial interest of the Funds were issued and outstanding.

Fund	Shares Outstanding
NAA Allocation Fund
NAA Large Cap Value Fund
NAA Large Core Fund
NAA Mid Growth Fund
NAA Opportunity Fund
NAA Risk Managed Real Estate Fund
NAA SMid Cap Value Fund
NAA World Equity Income Fund

Shareholders of record of the Funds on the Record Date are entitled to vote at the Meeting. Each shareholder of the Funds is entitled to one vote per share held, and fractional votes for fractional shares held on any matter concerning the Funds submitted to a vote at the Meeting.

Required Vote for the Proposals. Approval of the Proposals requires the affirmative vote of a majority of the outstanding voting securities of each Fund present, in person or by proxy. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of each Fund present or represented by proxy at the Meeting if holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (ii) more than 50% of the total number of outstanding shares of each Fund.

Quorum and Method of Tabulation. All properly executed proxies received in time for the Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposals. A proxy concerning shares held in the name of two or more persons is valid. It will be counted if executed by any of them unless, at or before its use, the Funds receive written notification from any such persons to the contrary.

You may revoke a proxy once it is given by providing written notice to the Funds. You may change your vote by submitting a subsequently executed and dated proxy card, authorizing your proxy by internet on a later date, or attending the Meeting and casting your vote in person. Attendance by a shareholder at the Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Meeting.

A majority of the shares of each Fund entitled to vote on the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of the Funds at the Meeting. In determining whether a quorum is present, shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote. Abstentions have the effect of counting as a vote against the Proposals. The shares of a beneficial owner for which a broker, bank, or other nominee does not receive voting instructions and is not permitted to exercise discretion will not count toward the quorum.

As the Proposals are classified as non-routine, brokers, banks, and other nominees cannot vote shares on these proposals without specific instructions from the beneficial owners. Consequently, shares represented by proxies returned without instructions will not be considered present at the Meeting and will not be voted. Shareholders are, therefore, strongly encouraged to vote their shares to ensure their participation in the decision-making process regarding the Proposals. The proposals’ outcomes will be determined by the votes cast by the shareholders present in person or by proxy at the Meeting.

Solicitation of Proxies. The Funds have engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation for an estimated fee of $600,000 plus out-of-pocket expenses; the Adviser agreed to pay these proxy solicitation expenses. Under this arrangement, EQ Fund Solutions and the Adviser will contact shareholders, banks, brokers, and proxy intermediaries to secure votes on the proposals. Proxies will be solicited primarily by mailing this Combined Proxy Statement and Prospectus and its enclosures. Still, proxies may also be solicited through further mailings, over the Internet, or in person by representatives of the Funds, certain employees of the Adviser, which will bear the costs and expenses in preparing proxy statements and related materials, including printing and delivery costs and expenses incurred with soliciting proxies.

As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls or other communications from a representative of the Funds or the Adviser. Telephonic or electronically transmitted instructions from shareholders of the Funds may obtain authorization to permit the Adviser to execute proxies. Proxies obtained telephonically will be recorded according to applicable law and procedures that the Funds believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Funds, (ii) by properly executing a later-dated proxy, or (iii) by attending the Meeting and voting in person. To vote online, follow the instructions on the website using the enclosed proxy card.

Shareholders of the Funds are entitled to cast one vote for each share owned on the Record Date and a proportionate fractional vote for each fractional share entitled to vote on the Record Date. If you choose to vote by mail, please sign exactly as your name appears on the proxy card.

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and Officers of the Trust beneficially owned, as a group, less than 1% of the outstanding shares of the Funds.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of the Record Date, the following shareholders were the record owners of 5% or more of the outstanding shares of the Funds:

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
NAA Allocation Fund – Class A
Morgan Stanley Smith Barney LLC For the Sole Benefit of Its Customers 1 New York Plaza Floor 12 New York, NY 10004		Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761		Record
UBS Financial Services, Inc. FBO/ UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246		Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record
American Enterprise Investment SVC/FBO #41999970 707 2nd Avenue South Minneapolis, MN 55402		Record
NAA Allocation Fund – Class C
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
UBS Financial Services, Inc. FBO/ UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086		Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record
American Enterprise Investment 707 2nd Avenue South Minneapolis, MN 55402		Record
Wells Fargo Clearing Services One North Jefferson Avenue Saint Louis, MO 63103		Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310		Record
NAA Allocation Fund – Class P
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record
Matrix Trust Company Trustee FBO Shoshone Bannock Tribes 457 Deferred Comp PO Box 52129 Phoenix, AZ 85072		Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310		Record
NAA Allocation Fund – Institutional Class
Morgan Stanley Smith Barney LLC For the Sole Benefit of Its Customers 1 New York Plaza Floor 12 New York, NY 10004		Record
UBS Financial Services, Inc. FBO/ UBS WM USA Omni Account M/F 1000 Harbor Boulevard Weehawken, NJ 07086		Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761		Record
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
NAA Large Cap Value Fund – Class A
Security Benefit Life/ SBL Variable Annuity Account I 5801 SW 6th Avenue Topeka, KS 66636		Record
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
NAA Large Cap Value Fund – Class C
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105	Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761	Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Record
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310	Record
NAA Large Cap Value Fund – Institutional Class
Jasper Park Funding LLC 227 W Monroe St STE 5000 Chicago, IL 60606-4900	Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010	Record
Raymond James/ Omnibus For Mutual Funds House Acct Firm 92500015 880 Carillon Parkway Saint Petersburg, FL 33761	Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	Record
NAA Large Core Fund – Class A
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636	Record
SBL Variable Annuity Account XIV/ Security Benefit Life Insurance Co. 5801 SW 6th Avenue Topeka, KS 66636	Record
NAA Large Core Fund – Class C
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record
First National Bank Cust Long Beach Township, NJ 08008		Record
NAA Large Core Fund – Institutional Class
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010		Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761		Record
RBC Capital Markets LLC/ Mutual Fund Omnibus Processing ATTN: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401		Record
NAA Mid Growth Fund – Class A
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636		Record
NAA Mid Growth Fund – Class C
First National Bank Cust Rigby, ID 83442		Record
First National Bank Cust Rigby, ID 83442		Record
First National Bank Cust Twin Falls, ID 83301		Record
First National Bank Cust Havre, MT 59501		Record
First National Bank Cust Havre, MT 59501		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
First National Bank Cust Havre, MT 59501		Record
Martha C. Warren Hernando, MS 38632-9423		Record
First National Bank Cust Rigby, ID 83442		Record
NAA Mid Growth Fund – Institutional Class
Charles Schwab & Co Inc. Special Custody Account For the Benefit of Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010		Record
LPL Financial/A/C 1000-0005 4707 Executive Dr. San Diego, CA 92121		Record
Raymond James/ Omnibus For Mutual Funds House Acct Firm 92500015 880 Carillon Parkway Saint Petersburg, FL 33761		Record
NAA Opportunity Fund – Class A
National Financial Services LLC 499 Washington Blvd. Jersey City, NJ 07310		Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main St. San Francisco, CA 94105		Record
Jerry B. Farley Revocable Trust Topeka, KS 66604		Record
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT		Record
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
NAA Opportunity Fund – Class C
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
First National Bank Cust Martinsville, NJ 08836		Record
First National Bank Cust College Station, TX 77845		Record
NAA Opportunity Fund – Institutional Class
Guggenheim Macro Opportunities Fund/ 227 W Monroe St, Ste 4900 Chicago, IL 60606		Record
NAA Risk Managed Real Estate Fund – Class A
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310		Record
Charles Schwab & Co Inc Custody Acct FBO Customers Attn Mutual Funds 211 Main St San Francisco, CA 94105		Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza Floor 12 New York, NY 10004		Record
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636		Record
Vanguard Brokerage Services 100 Vanguard Blvd Malvern, PA 19355		Record
NAA Risk Managed Real Estate Fund – Class C
Centennial Bank Trust PO Box 7514 Jonesboro, AR 72403		Record
Morgan Stanley Smith Barney LLC For the Sole Benefit of Its Customers 1 New York Plaza Floor 12 New York, NY 10004		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Interactive Brokers LLC 2 Pickwick Plaza Greenwich, CT 06830		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
NAA Risk Managed Real Estate Fund – Institutional Class
Midland National Life Insurance Co Annuity 5400 S Solberg Sioux Falls, SD 57108		Record
Guggenheim Macro Opportunities Fund/ 227 W Monroe St, Ste 4900 Chicago, IL 60606		Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
North American Company/ For Life & Health Insurance Annuity 5400 S Solberg Ave Sioux Falls, SD 57108		Record
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010		Record
LPL Financial 4707 Executive Drive San Diego, CA 92121-3091		Record
NAA SMid Cap Value Fund – Class A
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636		Record
NFS LLC FEBO/ Mutual Funds Fractional Write Off Account 200 Liberty St. New York, NY 10281		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
NAA SMid Cap Value Fund – Class C
Wells Fargo Clearing Services One North Jefferson Avenue Saint Louis, MO 63103		Record
RBC Capital Markets LLC/ Mutual Fund Omnibus Processing ATTN: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401		Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds 211 Main Street San Francisco, CA 94105		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310		Record
Raymond James/ Omnibus For Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33761		Record
NAA SMid Cap Value Fund – Institutional Class
Raymond James/ Omnibus For Mutual Funds House Acct Firm 92500015 880 Carillon Parkway Saint Petersburg, FL 33761		Record
National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310		Record
Charles Schwab & Co Inc. FBO 50032037 211 Main Street San Francisco, CA 94105		Record
Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246		Record
RBC Capital Markets LLC/ Mutual Fund Omnibus Processing ATTN: Mutual Fund Operations Manager 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
Wells Fargo Clearing Services A/C 1699-0135 One North Jefferson Avenue Saint Louis, MO 63103		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
LPL Financial/A/C1000-0005 4707 Executive Drive San Diego, CA 92121-3091		Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza FL 12 New York, NY 10004-1901		Record
NAA World Equity Income Fund – Class A
UMB Bank Custodian/ Security Financial Resources 5801 SW 6th Avenue Topeka, KS 66636		Record
SBL Variable Annuity Account XIV/ Security Benefit Life Insurance Co 5801 SW 6th Ave Topeka, KS 66636-1000		Record
NAA World Equity Income Fund – Class C
Wells Fargo Clearing Services A/C 1699-0135 One North Jefferson Avenue Saint Louis, MO 63103		Record
Raymond James/ Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33761		Record
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of its Customers 1 New York Plaza FL 12 New York, NY 10004-1901		Record
First National Bank Cust FO/ Terri L Seikel Non DFI Simple IRA 12737 SW 15th St Yukon, OK 73099-6345		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399-0002		Record

NAME AND ADDRESS	% OF SHARES OWNED	NATURE OF OWNERSHIP
NAA World Equity Income Fund – Institutional Class
National Financial Services Corp. (FBO) Our Customers ATTN: Mutual Funds Department 499 Washington Boulevard, 4th Floor Jersey City, NJ 07310-2010		Record
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399		Record
Charles Schwab & Co Inc. Special Custody Account FBO Customers ATTN: Mutual Funds Operations 211 Main Street San Francisco, CA 94105		Record
LPL Financial A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091		Record
Wells Fargo Clearing Services A/C 1699-0135 One North Jefferson Avenue Saint Louis, MO 63103		Record
Raymond James/ Omnibus For Mutual Funds House Acct Firm 92500015 Attn: Mutual Fund Reconciliation 14G 880 Carillon Parkway Saint Petersburg, FL 33761		Record

As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who beneficially owns more than 5% of the outstanding shares of the Funds.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

The Board has adopted procedures for shareholders to send written communications to the Board as a group. Such communications must be clearly addressed either to the Board or any or all the Independent Trustees and forwarded to the Secretary of the Trust, c/o New Age Alpha, 555 Theodore Fremd Avenue, Suite A101, Rye, New York, 10580, who will forward any communications so received.

SHAREHOLDER PROPOSALS

The Trust must receive any shareholder proposals to be included in the proxy statement for the next meeting of shareholders within a reasonable period before the Trust begins to print and send its proxy materials.

COST OF SOLICITATION

The Adviser bears the costs and expenses incurred in preparing and soliciting proxies. In addition to soliciting proxies by mail, the Adviser may solicit proxies in person or by telephone. The costs associated with soliciting proxies are expected to be $600,000. By voting immediately, you can help avoid the additional expense and burden of a second proxy solicitation.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts with the Funds. Unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be made by telephone by calling (866) 829-0541.

OTHER MATTERS

The Board is unaware of any other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time before the mailing of this Proxy Statement, the persons named as proxies will vote the shares represented by the proxy on such matters per their best judgment, and discretionary authority to do so is included in the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder

Meeting to Be Held on November 16, 2026: The notice of Meeting and proxy statement are available at
https://vote.proxyonline.com/newagealpha/docs/proxy2026.pdf.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD.

EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

THIS INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this [              , 2026], and between New Age Alpha Funds Trust, a Delaware statutory trust (the “Trust”) registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and New Age Alpha Advisors, LLC, a Delaware limited liability company.

WITNESSETH

WHEREAS, the Board of Trustees (the “Board”) of the Trust has selected the Adviser to act as investment adviser to the series portfolios of the Trust set forth on the Schedule(s) A to this Agreement (each, a “Fund” and collectively, the “Funds”; each Fund that is designated on a Schedule A as an exchange-traded fund is referred to herein as an “ETF”), as such Schedule may be amended from time to time upon mutual agreement of the parties, to provide certain related services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Trust and the Adviser do hereby agree as follows:

1.	THE ADVISER’S SERVICES.

(a)	Discretionary Investment Management Services. The Adviser shall act as investment adviser with respect to each Fund. In such capacity, the Adviser shall, subject to the supervision of the Board, regularly provide each Fund with investment research, advice and supervision and shall furnish continuously an investment program for each Fund, consistent with the respective investment objectives and policies of each Fund. The Adviser shall determine, from time to time, what securities shall be purchased for each Fund, what securities shall be held or sold by each Fund and what portion of each Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, as amended and supplemented (the “Declaration of Trust”), Bylaws and its registration statement on Form N-1A (the “Registration Statement”) under the 1940 Act, and under the Securities Act of 1933, as amended (the “1933 Act”), as filed with the Securities and Exchange Commission (the “Commission”), and with the investment objectives, policies and restrictions of each Fund, as each of the same shall be from time to time in effect. To carry out such obligations, and to the extent not prohibited by any of the foregoing, the Adviser shall exercise full discretion and act for each Fund in the same manner and with the same force and effect as each Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. No reference in this Agreement to the Adviser having full discretionary authority over each Fund’s investments shall in any way limit the right of the Board, in its sole discretion, to establish or revise policies in connection with the management of a Fund’s assets or to otherwise exercise its right to control the overall management of a Fund.

(b)	Compliance. The Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the respective rules and regulations thereunder, as applicable (including, with respect to each ETF, Rule 6c-11 under the 1940 Act), as well as with all other applicable federal and state laws, rules and regulations that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Adviser also agrees to comply with the objectives, policies, and restrictions set forth in the Registration Statement, as amended or supplemented, of each Fund, and with any policies, guidelines, instructions, and procedures approved by the Board and provided to the Adviser. In selecting each Fund’s portfolio securities and performing the Adviser’s obligations hereunder, the Adviser shall cause the Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Adviser’s full responsibility for any of the foregoing.

(c)	Recordkeeping. The Adviser agrees to preserve any Trust records that it creates or possesses that are required to be maintained under the 1940 Act and the rules thereunder (“Fund Books and Records”) for the periods prescribed by Rule 31a-2 under the 1940 Act. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser agrees that all such records are the property of the Trust and will surrender promptly to the Trust any of such records upon the Trust’s request.

(d)	Holdings Information and Pricing. The Adviser shall provide regular reports regarding Fund holdings and shall, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Adviser believes is appropriate for this purpose, and at the request of the Board, such information and reports requested by the Board. The Adviser agrees to notify the Trust as soon as practicable if the Adviser reasonably believes that the value of any security held by a Fund may not reflect fair value. The Adviser agrees to provide any pricing information of which the Adviser is aware to the Trust, its Board and/or any Fund pricing agent to assist in the determination of the fair value of any Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating the Fund net asset value in accordance with procedures and methods established by the Board. With respect to each ETF, the Adviser shall provide, or cause to be provided, to the Trust and its agents on each business day before the opening of trading on the ETF’s primary listing exchange the portfolio holdings information required to be disclosed on the ETF’s website under Rule 6c-11 under the 1940 Act, together with such information as may be necessary for the calculation and dissemination of any intraday indicative value for the ETF.

(e)	Cooperation with Agents of the Trust. The Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust with respect to such information regarding each Fund as such entities may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and use appropriate interfaces established by such persons so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

(f)	Delegation of Authority. Any of the duties, responsibilities and obligations of the Adviser specified in this Section 1 and throughout the remainder of this Agreement with respect to one or more Funds may be delegated by the Adviser, at the Adviser’s expense, to an appropriate party (a “Sub-Adviser”), subject to such approval by the Board and shareholders of the applicable Funds to the extent required by the 1940 Act. The Adviser shall oversee the performance of delegated duties by any Sub-Adviser and shall furnish the Board with periodic reports concerning the performance of delegated responsibilities by such Sub-Adviser. The retention of a Sub-Adviser by the Adviser pursuant to this Section 1(f) shall in no way reduce the responsibilities and obligations of the Adviser under this Agreement, and the Adviser shall be responsible to the Trust for all acts or omissions of any Sub-Adviser to the same extent the Adviser would be liable hereunder. Insofar as the provisions of this Agreement impose any restrictions, conditions, limitations or requirements on the Adviser, the Adviser shall take measures through its contract with, or its oversight of, the Sub-Adviser that attempt to impose similar (insofar as the circumstances may require) restrictions, conditions, limitations or requirements on the Sub-Adviser.

(g)	Exchange-Traded Funds. With respect to each ETF, the Adviser shall, subject to the supervision of the Board: (i) construct and monitor the composition of the baskets of securities, other assets and cash to be exchanged in connection with the purchase and redemption of aggregations of ETF shares (“Creation Units”) by or through financial institutions that have entered into authorized participant agreements with the ETF’s distributor (each, an “Authorized Participant”), and adopt, implement and follow written policies and procedures governing the construction of baskets and the process for the acceptance of baskets, including the use of custom baskets, in accordance with Rule 6c-11(c)(3) under the 1940 Act; (ii) create and maintain, or cause to be created and maintained, the books and records with respect to custom baskets required by Rule 6c-11(d) under the 1940 Act for the periods prescribed therein; (iii) monitor and report to the Board, on a periodic basis and in such form as the Board may reasonably request, the ETF’s premiums and discounts, bid-ask spreads and tracking difference relative to its investment objective; and (iv) comply with, and promptly notify the Trust of any actual or anticipated failure to comply with, the initial and continued listing standards and other applicable rules of the securities exchange on which the ETF’s shares are listed, including any notice of a trading halt, suspension or delisting.

2.	CODE OF ETHICS. The Adviser has adopted a written code of ethics (“Adviser’s Code of Ethics”) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it has provided to the Trust. The Adviser has adopted procedures reasonably designed to ensure compliance with the Adviser’s Code of Ethics. Upon request, the Adviser shall provide the Trust with a (i) copy of the Adviser’s Code of Ethics, as in effect from time to time, and any proposed amendments thereto that the Chief Compliance Officer (“CCO”) of the Trust determines should be presented to the Board, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Adviser’s Code of Ethics. Annually, the Adviser shall furnish a written report to the Board, which complies with the requirements of Rule 17j-1, concerning the Adviser’s Code of Ethics. The Adviser shall respond to requests for information from the Trust as to violations of the Adviser’s Code of Ethics by Access Persons and the sanctions imposed by the Adviser. The Adviser shall notify the Trust as soon as practicable after it becomes aware of any material violation of the Adviser’s Code of Ethics, whether or not such violation relates to a security held by any Fund.

3.	INFORMATION AND REPORTING. The Adviser shall provide the Trust and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust may from time to time reasonably request.

(a)	Notification of Breach / Compliance Reports. The Adviser shall notify the Trust’s CCO promptly upon detection of: (i) any material failure to manage any Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any material breach of any of each Fund’s or the Adviser’s policies, guidelines or procedures with respect to the Fund. In addition, the Adviser shall respond to quarterly requests for information concerning the Fund’s compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund’s policies, guidelines or procedures as applicable to the Adviser’s obligations under this Agreement. The Adviser agrees to correct any such failure promptly and to take any action that the Board may reasonably request in connection with any such breach. Upon request, the Adviser shall also provide the officers of the Trust with supporting certifications in connection with such certifications of Fund financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Adviser will promptly notify the Trust in the event: (x) the Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Trust (excluding class action suits in which a Fund is a member of the plaintiff class by reason of the Fund’s ownership of shares in the defendant) or the compliance by the Adviser with the federal or state securities laws; or (y) of an actual change in control of the Adviser resulting in an “assignment” (as defined in Section 15 hereof) that has occurred or is otherwise proposed to occur.

(b)	Board and Filings Information. The Adviser will also provide the Trust with any information reasonably requested regarding its management of each Fund required for any meeting of the Board, or for any shareholder report on Form N-CSR, Form N-PORT, Form N-PX, Form N-CEN, any website disclosure required under Rule 6c-11 under the 1940 Act, Registration Statement or any amendment thereto, proxy statement, prospectus supplement, or other form or document to be filed by the Trust with the Commission. The Adviser will make its officers and employees available to meet with the Board from time to time on a reasonable basis on due notice to review its investment management services to each Fund in light of current and prospective economic and market conditions, and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.

(c)	Transaction Information. The Adviser shall furnish to the Trust such information concerning portfolio transactions as may be necessary to enable the Trust or its designated agent to perform such compliance testing on each Fund and the Adviser’s services as the Trust may, in its sole discretion, determine to be appropriate. The provision of such information by the Adviser to the Trust or its designated agent in no way relieves the Adviser of its own responsibilities under this Agreement.

4.	BROKERAGE.

(a)	Principal Transactions. In connection with purchases or sales of securities for the account of a Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission except as permitted by the 1940 Act. The foregoing shall not limit the Adviser’s authority to effect purchases and sales of portfolio securities in kind in connection with the issuance and redemption of Creation Units of an ETF, subject to Section 17 of the 1940 Act and the rules thereunder and to any procedures adopted by the Board.

(b)	Placement of Orders. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund’s account with brokers or dealers selected by the Adviser. With respect to each ETF, the Adviser may also effect transactions with Authorized Participants in connection with the purchase and redemption of Creation Units, and the Adviser’s obligation to seek execution at advantageous prices shall be applied in a manner that takes account of the in-kind nature of such transactions. The Adviser will not execute transactions with a broker dealer which is an “affiliated person” of the Trust except in accordance with procedures adopted by the Board. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to each Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to each Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for each Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Board shall periodically review the commissions paid by each Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits received by each Fund.

5.	CUSTODY. Nothing in this Agreement shall permit the Adviser to take or receive physical possession of cash, securities or other investments of a Fund.

6.	ALLOCATION OF CHARGES AND EXPENSES. The Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated or otherwise agreed to in a separate signed writing, the Adviser shall not be responsible for a Fund’s expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments.

7.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

(a)	Properly Registered. The Adviser is registered with the Commission as an investment adviser under the Advisers Act and will remain so registered for the duration of this Agreement. The Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Adviser, there is no proceeding or investigation pending or threatened that is reasonably likely to result in the Adviser being prohibited from performing the services contemplated by this Agreement. The Adviser agrees to promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to an investment company. The Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

(b)	ADV Disclosure. The Adviser has provided the Board with a copy of its Form ADV and will, promptly after amending its Form ADV, furnish a copy of such amendments to the Trust. The information contained in the Adviser’s Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(c)	Fund Disclosure Documents. The Adviser has reviewed and will in the future review the Registration Statement and any amendments or supplements thereto, the annual or semi- annual reports to shareholders, other reports filed with the Commission and any marketing material of a Fund (collectively the “Disclosure Documents”) and represents and warrants that with respect to disclosure about the Adviser, the manner in which the Adviser manages the Fund or information relating directly or indirectly to the Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and do not and will not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

(d)	Use of the Names “New Age Alpha”. The Adviser has the right to use the names “New Age Alpha” or any derivation thereof in connection with its services to the Trust and, subject to the terms set forth in Section 8 of this Agreement, the Trust shall have the right to use the name “New Age Alpha” in connection with the management and operation of each Fund. The Adviser is not aware of any actions, claims, litigation or proceedings existing or threatened that would adversely affect or prejudice the rights of the Adviser or the Trust to use the name “New Age Alpha.”

(e)	Insurance. The Adviser maintains errors and omissions insurance coverage in the amount disclosed to the Trust in connection with the Board’s approval of this Agreement and shall provide prior written notice to the Trust: (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, the Adviser shall, upon reasonable request, provide the Trust with any information it may reasonably require concerning the amount of or scope of such insurance.

(f)	No Detrimental Agreement. The Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Trust, that would influence the decision of the Adviser with respect to its selection of securities for a Fund and its management of the assets of the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

(g)	Conflicts. The Adviser shall act honestly, in good faith and in the best interests of its clients and the Fund. The Adviser maintains a Code of Ethics which defines the standards by which the Adviser conducts its operations consistent with its fiduciary duties and other obligations under applicable law.

(h)	Representations. The representations and warranties in this Section 7 shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the quarterly compliance report required by Section 3(a), whether or not specifically referenced in such report.

8.	THE NAME “NEW AGE ALPHA”. The Adviser grants to the Trust a license to use the name “New Age Alpha” (the “Name”) as part of the name of any Fund during the term of this Agreement. The foregoing authorization by the Adviser to the Trust to use the Name as part of the name of any Fund is not exclusive of the right of the Adviser itself to use, or to authorize others to use, the Name; the Trust acknowledges and agrees that, as between the Trust and the Adviser, the Adviser has the right to use, or authorize others to use, the Name. The Trust shall: (i) only use the Name in a manner consistent with uses approved by the Adviser; (ii) use its best efforts to maintain the quality of the services offered using the Name; and (iii) adhere to such other specific quality control standards as the Adviser may from time to time promulgate. At the request of the Adviser, the Trust will: (i) submit to the Adviser representative samples of any promotional materials using the Name; and (ii) change the name of any Fund within three months of its receipt of the Adviser’s request, or such other shorter time period as may be required under the terms of a settlement agreement or court order, so as to eliminate all reference to the Name and will not thereafter transact any business using the Name in the name of any Fund. As soon as practicable following the termination of this Agreement, but in no event longer than three months, the Trust shall cease the use of the Name and any related logos or any confusingly similar name and/or logo in connection with the marketing or operation of the Funds.

9.	ADVISER’S COMPENSATION. Each Fund shall pay to the Adviser, as compensation for the Adviser’s services hereunder, a fee, determined as described in each Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid not less than monthly in arrears by each Fund. The method for determining net assets of a Fund for purposes hereof shall be the same as the method used to determine the net asset value per share of the Fund as described in the Fund’s Registration Statement. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

10.	INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust or any Fund in any way or otherwise be deemed to be an agent of the Trust or any Fund. If any occasion should arise in which the Adviser gives any advice to its clients concerning the shares of a Fund, the Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.

11.	ASSIGNMENT AND AMENDMENTS. This Agreement shall automatically terminate, without the payment of any penalty, in the event of its “assignment” (as defined in Section 15 hereof). This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the requirements of the 1940 Act, when applicable.

12.	DURATION AND TERMINATION.

(a)	This Agreement shall become effective as of the date executed with respect to a particular Fund (the “Effective Date”) and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(a)(ii) hereof and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:

i.	Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Agreement, without payment of any penalty. With respect to a Fund, termination may be authorized by action of the Board or by an “affirmative vote of a majority of the outstanding voting securities of the Fund” (as defined in Section 15 hereof); or

ii.	This Agreement shall automatically terminate two years from the date of its execution with respect to a particular Fund unless the terms of such contract and any renewal thereof is specifically approved at least annually thereafter by: (i) a majority vote of the Trustees, including a majority vote of such Trustees who are not parties to this Agreement or “interested persons” (as defined in Section 15 hereof) of the Trust or the Adviser, at an in-person meeting called for the purpose of voting on such approval; or (ii) the vote of a majority of the outstanding voting securities of each Fund.

(b)	In the event of termination of this Agreement for any reason, the Adviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as otherwise required by any fiduciary duties of the Adviser under applicable law. In addition, the Adviser shall deliver the Fund Books and Records to the Trust by such means and in accordance with such schedule as the Trust shall direct and shall otherwise cooperate, as reasonably directed by the Trust, in the transition of portfolio asset management to any successor of the Adviser.

13.	NOTICE. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, or by e-mail or fax to a designated contact of the other party or such other address as the parties may designate from time to time. Oral instructions may be given if authorized by the Board and preceded by a certificate from the Trust’s Secretary so attesting. Notices to the Trust shall be directed to New Age Alpha Funds Trust, 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580, Attention: President; and notices to the Adviser shall be directed to New Age Alpha Advisors, LLC, 555 Theodore Fremd Avenue, Suite A-101, Rye, New York 10580 Attention: President.

14.	CONFIDENTIALITY. The Adviser agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Trust and its shareholders received by the Adviser in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Adviser may disclose such information as required by law or in connection with any requested disclosure to a regulatory authority with appropriate jurisdiction after prior notification to the Trust.

15.	CERTAIN DEFINITIONS. For the purpose of this Agreement, the terms “affirmative vote of a majority of the outstanding voting securities of the Fund,” “assignment” and “interested person” shall have their respective meanings as defined in the 1940 Act and rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the Commission staff.

16.	LIABILITY OF THE ADVISER. Neither the Adviser nor its officers, directors, employees, agents, affiliated persons or controlling persons or assigns shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions of a Fund; provided that nothing in this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or obligations hereunder or by reason of its reckless disregard of its duties or obligations hereunder.

17.	RELATIONS WITH THE TRUST. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested persons of the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become interested persons of the Fund, and that the Adviser may be or become interested persons of the Fund as a shareholder or otherwise.

18.	ENFORCEABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if this Agreement did not contain the particular part, term or provision held to be illegal or invalid. This Agreement shall be severable as to each Fund.

19.	LIMITATION OF LIABILITY. The Adviser is expressly put on notice of the limitation of liability as set forth in the Declaration of Trust or other Trust organizational documents and agrees that the obligations assumed by each Fund pursuant to this Agreement shall be limited in all cases to each Fund and each Fund’s respective assets, and the Adviser shall not seek satisfaction of any such obligation from shareholders or any shareholder of each Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees of the Trust or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust or other organizational document are separate and distinct from those of any of and all other Funds.

20.	NON-EXCLUSIVE SERVICES. The services of the Adviser to the Trust are not deemed exclusive, and the Adviser shall be free to render similar services to others, to the extent that such service does not affect the Adviser’s ability to perform its duties and obligations hereunder.

21.	GOVERNING LAW. This Agreement shall be governed by and construed to be in accordance with the laws of the State of Delaware, without preference to choice of law principles thereof, and in accordance with the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to any interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by the Commission or its staff. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is revised by rule, regulation, order or interpretation of the Commission or its staff, such provision shall be deemed to incorporate the effect of such revised rule, regulation, order or interpretation.

22.	PARAGRAPH HEADINGS; SYNTAX. All Section headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

23.	COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted on each Schedule A to this Agreement.

New Age Alpha Funds Trust	New Age Alpha Advisors, LLC

By:	By:

Name:	Name:

Title:	Title:

SCHEDULE A
Investment Advisory Agreement
between
New Age Alpha Funds Trust (the “Trust”) and
New Age Alpha Advisors, LLC (the “Adviser”)

The Trust will pay to the Adviser as compensation for the Adviser’s services rendered, a fee, computed daily at an annual rate based on the average daily net assets of the respective Fund in accordance the following fee schedule:

Fund	Asset Breakpoint	Rate	Effective Date
New Age Alpha Large Core Fund	First $500mi $500m - $1bn $1bn - $1.5bn $1.5bn - $2bn $2bn - $2.5bn $2.5bn - $3bn Over $3bn	0.75% 0.725% 0.70% 0.65% 0.60% 0.55% 0.50%	[●], 2026 (1)
NAA Allocation Fund	None	0.95%	[●], 2026 (1) (2)
NAA Allocation ETF	None	0.95%	[December 11], 2026 (2)
NAA Large Cap Value Fund	None	0.65%	[●], 2026 (1)
NAA Mid Growth Fund	None	0.75%	[●], 2026 (1)
NAA Opportunity Fund	None	0.90%	[●], 2026 (1)
NAA Risk Managed Real Estate Fund	None	0.75%	[●], 2026 (1)
NAA SMid Cap Value Fund	None	0.75%	[●], 2026 (1)
NAA World Equity Income Fund	None	0.70%	[●], 2026 (1)

(1)	The Effective Date with respect to each Fund is the closing date of the transaction resulting in a change of control of the Adviser, upon which this Agreement becomes effective with respect to such Fund.

(2)	The NAA Allocation Fund will be reorganized into the NAA Allocation ETF as of the close of business on December 11, 2026, at which time the NAA Allocation Fund will cease to be a series of the Trust, and the NAA Allocation ETF is the accounting and performance successor to the NAA Allocation Fund. The NAA Allocation Fund remains a series of the Trust, and this Agreement remains in effect with respect to the NAA Allocation Fund, until that time.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

New Age Alpha Funds Trust	New Age Alpha Advisors, LLC

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT B

NEW EXPENSE LIMITATION AGREEMENT

NEW AGE ALPHA FUNDS TRUST

This Expense Limitation Agreement is made by and between New Age Alpha Advisors, LLC (the “Adviser”) and New Age Alpha Funds Trust (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated [ , 2026] (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser had previously entered into an Investment Advisory Agreement dated June 4, 2024 and Expense Limitation Agreement (the “Prior ELA”); and

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto;

NOW THEREFORE, the parties hereto agree as follows:

1.	Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.	Reimbursement. If, during any fiscal month in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 of this Agreement or the Prior ELA. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 of this Agreement or the Prior ELA, during any of the previous three years from the date of the waiver or reimbursement, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a of this Agreement or the Prior ELA, with respect to such waivers, reductions and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.	Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total

Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

a.	This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to each Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 60 days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

New Age Alpha Funds Trust

On behalf of the Funds noted on Schedule A to this Agreement

By:
Name:	Keith D. Kemp
Title:	President

New Age Alpha Advisors, LLC

By:
Name:	Armen Arus
Title:	Manager

SCHEDULE A
to the
EXPENSE LIMITATION AGREEMENT (this “Agreement”)
between
New Age Alpha Funds Trust (the “Trust”)
and
New Age Alpha Advisors, LLC

This Agreement relates to the following series of the Trust:

Fund Name and Share Class	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
NAA Allocation Fund
Class A	1.45%		January 31, 2027
Class C	2.05%		January 31, 2028
Institutional Class	1.05%		January 31, 2028
Class P	1.30%		January 31, 2028
NAA Large Cap Value Fund
Class A	1.10%		January 31, 2028
Class C	1.85%		January 31, 2028
Institutional Class	0.85%		January 31, 2028
NAA Large Core Fund
Class A	1.40%		January 31, 2028
Class C	2.15%		January 31, 2028
Institutional Class	1.15%		January 31, 2028
NAA Mid Growth Fund
Class A	1.60%		January 31, 2028
Class C	2.35%		January 31, 2028
Institutional Class	1.35%		January 31, 2028
NAA Opportunity Fund
Class A	1.71%		January 31, 2028
Class C	2.46%		January 31, 2028
Institutional Class	1.41%		January 31, 2028
NAA Risk Managed Real Estate Fund
Class A	1.24%		January 31, 2028
Class C	1.94%		January 31, 2028
Institutional Class	0.92%		January 31, 2028
NAA SMid Cap Value Fund
Class A	1.15%		January 31, 2028
Class C	2.00%		January 31, 2028
Institutional Class	0.92%		January 31, 2028
NAA World Equity Income Fund
Class A	1.17%		January 31, 2028
Class C	1.92%		January 31, 2028
Institutional Class	0.92%		January 31, 2028

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

New Age Alpha Funds Trust		New Age Alpha Advisors, LLC

By:		By:

Name:	Keith D. Kemp	Name:	Armen Arus

Title:	President	Title:	Manager

EXHIBIT C-1

CURRENT EXPENSE LIMITATION AGREEMENT

NEW AGE ALPHA FUNDS TRUST

This Expense Limitation Agreement is made by and between New Age Alpha Advisors, LLC (the “Adviser”) and New Age Alpha Funds Trust (the “Trust”) (this “Agreement”), on behalf of the series of the Trust set forth in the set of schedules to this Agreement identified as “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto (each a “Fund,” and collectively, the “Funds”) as of the “Effective Date” noted on Schedule A with respect to each Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and each Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated June 4, 2024 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to each Fund for compensation based on the value of the average daily net assets of each such Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain the expenses of each Fund at a level below the level to which each such Fund would normally be subject in order to maintain each Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Schedule A hereto; and

NOW THEREFORE, the parties hereto agree as follows:

1.       Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate expenses of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding brokerage costs, taxes, interest, borrowing costs such as interest and dividend expenses on securities sold short, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser.

b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of each Fund.

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for each Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.	Reimbursement. If, during any fiscal month in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, during any of the previous three years from the date of the waiver or reimbursement, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a, with respect to such waivers, reductions and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.	Method of Computation. To determine each Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

a.	This Agreement shall continue in effect with respect to the Fund until such date as noted on Schedule A and shall thereafter continue in effect with respect to each Fund from year to year for successive one-year periods provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 60 days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the dates noted on the Schedule A as attached hereto.

New Age Alpha Funds Trust

On behalf of the Funds noted on Schedule A to this Agreement

By:	/s/ Keith D. Kemp
Name:	Keith D. Kemp
Title:	President

New Age Alpha Advisors, LLC

By:	/s/ Armen Arus
Name:	Armen Arus
Title:	Manager

SCHEDULE A-4
to the
AMENDED AND RESTATED
EXPENSE LIMITATION AGREEMENT (this “Agreement”)
between
New Age Alpha Funds Trust (the “Trust”)
and
New Age Alpha Advisors, LLC

This Agreement relates to the following series of the Trust:

Fund Name and Share Class	Maximum Annual Operating Expense Limit	Effective Date	Expiration Date
NAA Allocation Fund
Class A	1.45%	April 28, 2025	January 31, 2027
Class C	2.05%	April 28, 2025	January 31, 2027
Institutional Class	1.05%	April 28, 2025	January 31, 2027
Class P	1.30%	April 28, 2025	January 31, 2027
NAA Large Cap Value Fund
Class A	1.10%	April 28, 2025	January 31, 2027
Class C	1.85%	April 28, 2025	January 31, 2027
Institutional Class	0.85%	April 28, 2025	January 31, 2027
NAA Large Core Fund
Class A	1.40%	April 28, 2025	January 31, 2027
Class C	2.15%	April 28, 2025	January 31, 2027
Institutional Class	1.15%	April 28, 2025	January 31, 2027
NAA Mid Growth Fund
Class A	1.60%	April 28, 2025	January 31, 2027
Class C	2.35%	April 28, 2025	January 31, 2027
Institutional Class	1.35%	April 28, 2025	January 31, 2027
NAA Risk Managed Real Estate Fund
Class A	1.24%	April 28, 2025	January 31, 2027
Class C	1.94%	April 28, 2025	January 31, 2027
Institutional Class	0.92%	April 28, 2025	January 31, 2027
NAA SMid Cap Value Fund
Class A	1.15%	April 28, 2025	January 31, 2027
Class C	2.00%	April 28, 2025	January 31, 2027
Institutional Class	0.92%	April 28, 2025	January 31, 2027
NAA World Equity Income Fund
Class A	1.17%	April 28, 2025	January 31, 2027
Class C	1.92%	April 28, 2025	January 31, 2027
Institutional Class	0.92%	April 28, 2025	January 31, 2027

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers effective as of the Effective Date noted in the Schedule A above.

New Age Alpha Funds Trust		New Age Alpha Advisors, LLC

By:	/s/ Keith D. Kemp	By:	/s/ Armen Arus

Name:	Keith D. Kemp	Name:	Armen Arus

Title:	President	Title:	Manager

EXHIBIT C-2

CURRENT EXPENSE LIMITATION AGREEMENT (NAA OPPORTUNITY FUND)

NEW AGE ALPHA FUNDS TRUST

This Amended and Restated Expense Limitation Agreement is made by and between New Age Alpha Advisors, LLC (the “Adviser”) and New Age Alpha Funds Trust (the “Trust”) (this “Agreement”), on behalf of the series of the NAA Opportunity Fund (the “Fund”) as of April 28, 2025 with respect to the Fund.

WHEREAS, the Trust is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company of the series type, and the Fund is a series of the Trust;

WHEREAS, the Trust and the Adviser have entered into an Investment Advisory Agreement dated June 4, 2024 (the “Advisory Agreement”), pursuant to which the Adviser provides investment management services to the Fund for compensation based on the value of the average daily net assets of the Fund;

WHEREAS, the Trust and the Adviser have determined that it is appropriate and in the best interests of the Fund and its shareholders to maintain the expenses of the Fund at a level below the level to which the Fund would normally be subject in order to maintain the Fund’s expense ratio at the Maximum Annual Operating Expense Limit (as hereinafter defined) specified in Section 1.b. below; and

NOW THEREFORE, the parties hereto agree as follows:

1.       Expense Limitation.

a.	Applicable Expense Limit. To the extent that the aggregate “Expenses” of every character incurred by a Fund in any fiscal year, including but not limited to investment advisory fees of the Adviser (but excluding brokerage costs, taxes, interest, Acquired Fund fees and expenses, and extraordinary expenses such as litigation costs and other expenses not incurred in the ordinary course of the Fund’s business) (“Fund Operating Expenses”), exceed the Maximum Annual Operating Expense Limit, as defined in Section 1.b below, such excess amount (the “Excess Amount”) shall be the liability of the Adviser. For clarification, “Expenses” shall include borrowing costs (such as interest and dividend expenses on securities sold short) but only to the extent such expenses exceed any income received from the corresponding trading activity. Any net income generated from such trading activities shall first be applied to offset the related expenses, and only the net excess, if any, shall be considered part of the Expenses for purposes of this Agreement.

b.	Maximum Annual Operating Expense Limit. The Maximum Annual Operating Expense Limit with respect to the Fund shall be the amount specified in the table below based on a percentage of the average daily net assets of the Fund.

Fund Name and Share Class	Maximum Annual Operating Expense Limit
NAA Opportunity Fund
Class A	1.71%
Class C	2.46%
Institutional Class	1.41%

c.	Method of Computation. To determine the Adviser’s liability with respect to the Excess Amount, each month the Fund Operating Expenses for the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses for any month of a Fund exceed the Maximum Annual Operating Expense Limit of such Fund, the Adviser shall first waive or reduce its investment advisory fee for such month by an amount sufficient to reduce the annualized Fund Operating Expenses to an amount no higher than the lowest Maximum Annual Operating Expense Limit applicable to a Fund. If the amount of the waived or reduced investment advisory fee for any such month is insufficient to pay the Excess Amount, the Adviser may also remit to the appropriate Fund or Funds an amount that, together with the waived or reduced investment advisory fee, is sufficient to pay such Excess Amount.

d.	Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the amount of the investment advisory fees waived or reduced and other payments remitted by the Adviser to the Fund or Funds with respect to the previous fiscal year shall equal the Excess Amount.

2.	Reimbursement of Fee Waivers and Expense Reimbursements.

a.	Reimbursement. If, during any fiscal month in which the Advisory Agreement is still in effect, the estimated aggregate Fund Operating Expenses of a class of shares of such Fund for the fiscal month are less than the Maximum Annual Operating Expense Limit for that month, the Adviser shall be entitled to reimbursement by such Fund, in whole or in part as provided below, of the investment advisory fees waived or reduced and other payments remitted by the Adviser with respect to a particular Fund pursuant to Section 1 hereof. The total amount of reimbursement to which the Adviser may be entitled (“Reimbursement Amount”) shall equal, at any time, the sum of all investment advisory fees previously waived or reduced by the Adviser and all other payments remitted by the Adviser to the Fund, pursuant to Section 1 hereof, during any of the previous three years from the date of the waiver or reimbursement, less any reimbursement previously paid by such Fund to the Adviser, pursuant to this Section 2.a, with respect to such waivers, reductions and payments. The Reimbursement Amount shall not include any additional charges or fees whatsoever, including, e.g., interest accruable on the Reimbursement Amount. To the extent any reimbursement is made pursuant to this Section 2.a, such reimbursement shall not cause the Fund Operating Expenses to exceed the Maximum Annual Operating Expense Limit that was in place with respect to each class of a Fund at the time the Adviser waived or reduced its advisory fees or reimburse other expenses for such class of the Fund.

b.	Method of Computation. To determine the Fund’s accrual (with respect to each class), if any, to reimburse the Adviser for the Reimbursement Amount, each month the Fund Operating Expenses of each class of shares of the Fund shall be annualized as of the last day of the month. If the annualized Fund Operating Expenses of a class of shares of the Fund for any month are less than the Maximum Annual Operating Expense Limit of such class of shares of such Fund, such Fund shall accrue with respect to the particular class into its net asset value an amount payable to the Adviser sufficient to increase the annualized Fund Operating Expenses of that Fund to an amount no greater than the Maximum Annual Operating Expense Limit of the particular class of shares of that Fund, provided that such amount paid to the Adviser will in no event exceed the total Reimbursement Amount. For accounting purposes, amounts accrued pursuant to this Section 2 shall be a liability of the Fund for purposes of determining the Fund’s net asset value.

c.	Payment and Year-End Adjustment. Amounts accrued pursuant to this Agreement shall be payable to the Adviser as of the last day of each month. If necessary, on or before the last day of the first month of each fiscal year, an adjustment payment shall be made by the appropriate party in order that the actual Fund Operating Expenses of a Fund for the prior fiscal year (including any reimbursement payments hereunder with respect to such fiscal year) do not exceed the Maximum Annual Operating Expense Limit.

3.	Term and Termination of Agreement.

a.	This Agreement shall continue in effect until January 31, 2027, and shall thereafter continue in effect annually with respect to the Fund provided that the Agreement may be terminated by either party hereto, without payment of any penalty, upon 60 days’ prior written notice to the other party at its principal place of business; provided that, in the case of termination by the Adviser, such action shall be authorized by resolution of a majority of the Non-Interested Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust.

4.	Miscellaneous.

a.	Captions. The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

b.	Interpretation. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Agreement and Declaration of Trust or by-laws, as amended from time to time, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the affected Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Trust’s Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware. The Agreement and Declaration of Trust and by-laws describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

c.	Definitions. Any question of interpretation of any term or provision of this Agreement, including but not limited to the investment advisory fee, the computations of net asset values, and the allocation of expenses, having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

d.	Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

IN WITNESS, WHEREOF, the parties hereto have caused this instrument to be executed on their behalf by their duly authorized officers as of the date first listed above.

New Age Alpha Funds Trust

On behalf of the Fund

By:	/s/ Keith Kemp
Name:	Keith Kemp
Title:	President

New Age Alpha Advisors, LLC

By:	/s/ Armen Arus
Name:	Armen Arus
Title:	Manager

PROXY CARD

New Age Alpha Funds Trust
FUND NAME

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2026

The undersigned, revoking all Proxies heretofore given, hereby appoints Keith D. Kemp and Michael Semack, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders of the above mentioned fund to be held at 10:00 a.m. ET at the offices of the Trust, 555 Theodore Fremd Ave., Suite A-101, Rye, New York 10580 and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

DO YOU HAVE QUESTIONS?

If you have questions about voting your proxy or about the Meeting, please call (866) 829-0541 toll-free.
Representatives are available to assist you Monday through Friday, from 9:00 a.m. to 10:00 p.m. EST.
For the fastest service, please have your proxy card available when you call.

Important Notice Regarding the Availability of Proxy Materials: The Notice of the Meeting and Proxy Statement are available at https://vote.proxyonline.com/newagealpha/docs/proxy2026.pdf.

PROXY CARD

FUND NAME

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporation or partnership name and your title, if any.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the Proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

To vote, fill in the appropriate circle completely using blue or black ink. Please mark only one voting choice for each proposal. Example: ●

	PROPOSALS:	FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between the Trust, on behalf of the Funds, and New Age Alpha Advisors, LLC (the “Adviser”) (the “New Advisory Agreement”). No investment advisory fee increase is proposed.	○	○	○

2.	To approve a new expense limitation agreement between the Funds and the Adviser (the “New ELA”), including the Adviser’s ability to recoup amounts that the Adviser previously waived or reimbursed under the current expense limitation agreement. No other changes to the current expense limitation agreement are proposed.	○	○	○

3.	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.	○	○	○

IF YOU HAVE RECEIVED MORE THAN ONE BALLOT, PLEASE SIGN, DATE, AND RETURN EACH BALLOT.

THANK YOU FOR YOUR PROMPT RESPONSE AND FOR VOTING.